UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 6, 2011

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

Lockheed Martin Corporation proposes to amend an internal corporate policy statement (CPS-730), related to complying with the Anti-Corruption Laws, including the Foreign Corrupt Practices Act, effective as of June 16, 2011. This is a routine amendment to update the Corporation’s internal procedures.

In 1976, Lockheed Corporation (then known as Lockheed Aircraft Corporation) agreed to a consent order with the Securities Exchange Commission in which it, among other things, agreed to file a Current Report on Form 8-K at least 10 days prior to the proposed effectiveness of any amendment to its policy statement and procedures for complying with the Foreign Corrupt Practices Act. Consistent with past practice, Lockheed Martin is filing this Current Report on Form 8-K on behalf of its former subsidiary, Lockheed Corporation, and has included as an exhibit to this filing CPS-730, as proposed to be amended effective as of June 16, 2011.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	CPS-730 Compliance with the Anti-Corruption Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

/s/ David A. Dedman
David A. Dedman
Vice President and Associate General Counsel

June 6, 2011